Other, net (Details) - EUR (€) € in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Other Income and Expenses [Abstract]
Foreign exchange rate gains (losses), net	€ (590)	€ 120	€ 16
Net income from ADS fees	431	294	0
Income campus canteen	307	0	0
Government subsidies	278	115	0
Rent income	128	0	0
Other income (expenses)	(15)	63	(155)
Total	€ 539	€ 592	€ (139)